UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2005

TRAMMELL CROW COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13531	75-2721454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2001 Ross Avenue Suite 3400 Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (214) 863-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K of Trammell Crow Company dated and filed March 1, 2005 (the “Original Report”).  This amendment is being filed solely to correct an earlier administrative error relating to the filing of the Press Release attached as Exhibit 99.1 to the Original Report.  The attached Exhibit 99.1 supersedes and replaces the previously filed Exhibit 99.1 in its entirety.

Item 2.02 – Results of Operations and Financial Condition

On March 1, 2005, Trammell Crow Company issued a press release announcing its financial results for the three months and year ended December 31, 2004.  A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated March 1, 2005
99.2	Statements of Income for the Three Months and Years Ended December 31, 2004 and 2003
99.3	Balance Sheet as of December 31, 2004 and 2003
99.4	Summarized Operating Data by Segment for the Three Months and Years Ended December 31, 2004 and 2003
99.5	Other Data as of December 31, 2004 and 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: March 1, 2005	By:	/s/ J. CHRISTOPHER KIRK
J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated March 1, 2005
99.2	Statements of Income for the Three Months and Years Ended December 31, 2004 and 2003
99.3	Balance Sheet as of December 31, 2004 and 2003
99.4	Summarized Operating Data by Segment for the Three Months and Years Ended December 31, 2004 and 2003
99.5	Other Data as of December 31, 2004 and 2003